Acquisitions and disposals	12 Months Ended
Dec. 31, 2024
Acquisitions and disposals
Acquisitions and disposals
3.	Acquisitions and disposals

Asset acquisitions

Acquisition of Shenlanbao

In June 2023, the Group entered into purchase agreements with shareholders of Shenlanbao to acquire up to 100% of Shenlanbao’s equity ownership in different batches. The Group completed the first batch of 60% equity interest of Shenlanbao in July 2023 with cash consideration of RMB216.0 million. The acquisition of the remaining 40% equity interest of Shenlanbao is subject to certain performance targets and closing conditions in the following three years.

Given the Group obtained majority voting interest of Shenlanbao, the transaction was considered a business combination and therefore was recorded using the acquisition method of accounting. The allocation of the purchase price based on the fair values of the acquired assets and liabilities assumed as of the date of acquisition is summarized as follows:

	Amounts	Estimated useful lives
Net assets acquired	144,215
Newly identified and appreciation of intangible assets
-Trademark	75,000	Indefinite
-Insurance brokerage license	46,000	Indefinite
Goodwill	77,331
Deferred tax liabilities	(30,250)
Mezzanine Equity: Redeemable non-controlling interests	(96,296)
Total	216,000

Net assets acquired primarily consisted of cash and cash equivalents and restricted cash of RMB20,095, short-term investments of RMB72,631, accounts receivable of RMB46,582, contract assets of RMB54,077 and accrued expenses and other current liabilities of RMB59,226 as of the date of acquisition.

Goodwill arising from the acquisition of Shenlanbao was attributable to the benefit of expected synergies, the assembled workforce, revenue growth and future market development as of the date of acquisition. Goodwill arising from the acquisition is not expected to be deductible for tax purposes.

Results of operations attributable to the acquisition of Shenlanbao and pro forma results of operations for the acquisition of Shenlanbao have not been presented because they are not material to the consolidated statements of comprehensive income for the years ended December 31, 2022 and 2023.

On March 24, 2025, in order to strengthen synergies between the Group and Shenlanbao, the Group entered into a new share purchase agreement with all non-controlling shareholders of Shenlanbao to acquire all the remaining equity interests in Shenlanbao at a total consideration of RMB7.1 million. Substantial closing conditions included in the new agreement have not been met as of the date of this report. Once completed, the transaction will be treated as an equity transaction and the difference between the consideration paid and the carrying amount of the redeemable non-controlling interest will be recognized directly in equity.

Disposal of subsidiaries

In October 2023, pursuant to a share purchase agreement, the Group transferred 100% ownership interest in Supervalley Inc. (“Supervally”), a subsidiary of the Group, to third parties in return for cash consideration of USD 1 dollar. As a result, the Group lost control over Supervally. A disposal loss of RMB2,169 was recognized under line-item “others, net” in the consolidated statement of comprehensive income, which is the difference between the disposal consideration of USD 1 dollar and the carrying value in Supervally, amounted to net assets of RMB2,169.